                                                                 Exhibit (e)(ii)

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
               SCHWAB CAPITAL TRUST AND CHARLES SCHWAB & CO., INC.

Fund                                                        Effective Date
----                                                        --------------
Schwab International Index Fund - Investor Shares           July 21, 1993

Schwab International Index Fund - Select Shares             April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares               October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                 April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly               September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly             September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                   September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                              February 28, 1996

Schwab S&P 500 Fund - Investor Shares                       February 28, 1996

Schwab S&P 500 Fund - Select Shares                         April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab           May 21, 1996
Analytics Fund)

Schwab International MarketMasters Fund -                   September 2, 1996
Investors Shares (formerly known as Schwab
MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select            April 1, 2004
Shares (formerly known as Schwab MarketManager
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund - Investors Shares           October 13, 1996
(formerly known as Schwab MarketManager Growth
Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab U.S. MarketMasters Fund - Select Shares              June 1, 2004
(formerly known as Schwab MarketManager Growth
Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced MarketMasters Fund - Investor               October 13, 1996
Shares (formerly known as Schwab MarketManager
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund - Select                 June 1, 2004
Shares (formerly known as Schwab MarketManager
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor              August 3, 1997
Shares (formerly known as Schwab MarketManager
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select                June 1, 2004
Shares (formerly known as Schwab MarketManager
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Institutional Select S&P 500 Fund                           October 28, 1998

Institutional Select Large Cap-Value Index Fund             October 28, 1998

Institutional Select Small-Cap Value Index Fund             October 28, 1998

Schwab Total Stock Market Index Fund - Investor             April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select               April 15, 1999
Shares

Communications Focus Fund                                   May 15, 2000

Financial Services Focus Fund                               May 15, 2000

Health Care Focus Fund                                      May 15, 2000

Technology Focus Fund                                       May 15, 2000

Schwab Hedged Equity Fund                                   August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares              June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                June 27, 2003

Schwab Dividend Equity Fund - Investor Shares               September 2, 2003

Schwab Dividend Equity Fund - Select Shares                 September 2, 2003



                                         SCHWAB CAPITAL TRUST

                                         By:
                                            -----------------------------
                                                 Stephen B. Ward,
                                                 Senior Vice President
                                                 and Chief Investment Officer

                                         CHARLES SCHWAB & CO., INC.

                                         By:
                                            -----------------------------
                                                 Fred Potts,
                                                 Senior Vice President


Dated as of June 1, 2004